UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2005
GSI GROUP INC.
(Exact name of registrant as specified in its charter)
                    New Brunswick, Canada
(State or other jurisdiction of incorporation)

000-25705	98-0110412

(Commission File Number)	(I.R.S. Employer Identification No.)
          39 Manning Road, Billerica, Massachusetts 01821
(Address of principal executive offices, including zip code)
          (978) 439-5511
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01
SIGNATURE

ITEM 1.01. MATERIAL DEFINITIVE AGREEMENT
     On October 25, 2005, the Board of Directors (the “Board”) of GSI Group Inc. (the “Company”) approved a resolution related to the performance based stock awards issued in the second quarter of 2005. In lieu of granting a restricted share, if the performance criteria are achieved, a cash award based on the value of the Company’s stock price as of the date the Board approves the audited financial statements for the year ended December 31, 2005 will be awarded. The performance criteria for achieving any award are described in Note 6 of the Consolidated Financial Statements contained in the Company’s Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission on August 10, 2005. At this time, the Company does not believe it is probable that any award will be achieved. The Board intends to seek shareholder approval at the next annual shareholder meeting of a new omnibus executive compensation plan, which permits granting of performance based restricted stock, as well as other forms of equity compensation.
     Certain statements in this news release may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities Exchange Act of 1934. These forward- looking statements may relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, tax issues and other matters. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “objective” and other similar expressions. Readers should not place undue reliance on the forward- looking statements contained in this news release. Such statements are based on management’s beliefs and assumptions and on information currently available to management and are subject to risks, uncertainties and changes in condition, significance, value and effect. Other risks include the fact that the Company’s sales have been and are expected to continue to be dependent upon customer capital equipment expenditures, which are, in turn, affected by business cycles in the markets served by those customers. Other factors include volatility in the semiconductor industry, the risk of order delays and cancellations, the risk of delays by customers in introducing their new products and market acceptance of products incorporating subsystems supplied by the Company, similar risks to the Company of delays in its new products, our ability to continue to reduce costs and capital expenditures, our ability to focus R&D investment and integrate acquisitions and other risks detailed in reports and documents filed by the Company with the United States Securities and Exchange Commission and with securities regulatory authorities in Canada. Such risks, uncertainties and changes in condition, significance, value and effect, many of which are beyond the Company’s control, could cause the Company’s actual results and other future events to differ materially from those anticipated. The Company does not, however, assume any obligation to update these forward- looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI GROUP INC. (Registrant)
Date: October 31, 2005	By:	/s/ Thomas R. Swain
Thomas R. Swain
Vice President, Finance and Chief Financial Officer